UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 12, 2004



                            MARMION INDUSTRIES CORP.
             (Exact name of registrant as specified in its charter)



                                     Nevada
         (State or other jurisdiction of incorporation or organization)


            000-31507                                  83-0397169
     (Commission File Number)               (IRS Employer Identification No.)

 9103 EMMOTT ROAD, BUILDING 6, SUITE A,                  77040
            HOUSTON TEXAS                              (Zip Code)
(Address of principal executive offices)

                                 (713) 466-6585
              (Registrant's telephone number, including area code)


                  INTERNATIONAL TRUST & FINANCIAL SYSTEMS, INC.
                   (Former name if changed since last report)


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ITEM 5.  OTHER EVENTS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On July 12, 2004, Marmion Industries Corp. (the "Registrant") completed the steps necessary to effect the change in the Registrant's name from "International Trust and Financial Systems, Inc." to "Marmion Industries Corp." and the change in Registrant's domicile from the State of Florida to the State of Nevada effective July 12, 2004. The board of directors and the shareholders of the Registrant approved the changes in name and domicile and further details are contained in the Registrant's information statement, as amended, dated June 21, 2004.

     In order to effect a change in the Registrant's domicile and name, the Registrant's predecessor, International Trust and Financial Systems, Inc., was merged with and into Marmion Industries Corp., a Nevada corporation ("Marmion") on July 12, 2004, by filing the Articles of Merger with the Secretaries of State of Florida and Nevada. The merger had previously been approved by the holders of a majority of the shares of International Trust and Financial Systems, Inc. and the Registrant. Following the merger the separate corporate existence of International Trust and Financial Systems, Inc. ceased and the officers and directors of International Trust and Financial Systems, Inc. became the officers and directors of the Registrant. The shareholders of International Trust and Financial Systems, Inc. received one share of the common stock of the Registrant for every one share of the common stock of International Trust and Financial Systems, Inc. held by the common shareholders of International Trust and Financial Systems, Inc. The one share of common stock of Registrant, outstanding immediately prior to the merger, was cancelled.

     As a result, following the merger and the changes in name and domicile, the current common shareholders of International Trust and Financial Systems, Inc. will hold all of the issued and outstanding shares of the common stock of the Registrant.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     None.


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     (a)     Exhibits.
             --------

     The following exhibits are filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------------------------------------------------------------

    2.1      Articles of Merger filed with the Nevada Secretary of State on July 12, 2004.

    2.2      Articles of Merger filed with the Florida Secretary of State on July 12, 2004.

             Plan and Agreement of Merger between the Registrant and International Trust and
    2.3      Financial Systems, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 22 2004

                                   MARMION INDUSTRIES CORP.



                                   By /s/ Wilbert H. Marmion
                                     -------------------------------------------
                                     Wilbert H. Marmion, Chief Executive Officer


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